Exhibit 99.3

Therapeutics

Corporate Presentation

Henry Ji, PhD—President and CEO

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

1

Disclaimer

Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc. (the “Company”), along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may difier from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company’s Form 10-K, 10-Q and 8-K reports.

NASDAQ: SRNE

In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings. These results, projections or performance measures are Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.

Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its Securities and Exchange Commission (“SEC”) filings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance.

Sorrento™, G-MAB™, CAR.TNK™, TNK Therapeutics™, and the Sorrento logo are trademarks owned by Sorrento Therapeutics, Inc.

All other trademarks and trade names are the property of their respective owners.

Logo—http://photos.prnewswire.com/prnh/20150105/167173LOGO

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

2

G-MAB Library

Highly Successful Screening Hit Rate
(100+ targets screened)

Fully Human Antibodies

Proprietary Technology
RNA amplification used for library generation

Very High Diversity
2.1×10^{16} *Distinct Antibodies*

Difficult Targets
Small Peptides & Tumor Neo-epitopes


O
S
F
L
S
Y G N A G
AIP-2

High Value Oncology Targets
PD1, PD-L1, CD123, PSMA, CD47



Most Difficult Targets:
G Protein-Coupled Receptors (GPCRs)



© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Sorrento

On Target

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

4

Drug Targets:

Location Location

Secreted Targets

Extra-Cellular Intracellular Targets

Location

Membrane Targets

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Antibodies against Secreted Targets

IgE TNF- á

VL VH

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Antibodies Against Membrane Targets

PD-L1

EGFR CD-25

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Antibodies Against Intracellular Targets

KRAS STAT3

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Sorrento BioSimilar mAb
Sorrento BioBetter mAbs
IgE
VL
VH
CL
Omalizumab
STI-004
TNF-α
Infliximab
STI-002
EGFR
Cetuximab
STI-001
CD25
Basiliximab
STI-003

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Bispecific Antibodies

MET

PD—L1 c -

- L1

PD

EGFR

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Antibody Drug Conjugates (ADCs)

c-MET

HER2

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Chimeric Antigen Receptors (CARs)

CAR-T

CAR.NK

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Positioning

NK

T-cells Natural Killer cells

CAR-T CAR.NK

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Sorrento Immunotherapy Platform

ADCs

Antibody Drug Conjugates

Proprietary Toxins

Intracellular c-MET Conjugation Chemistries

Targets

Adoptive

Immunotherapy

PD-L1

Bispecific Abs

Secreted

Targets Chemical BsAb (CBAs)

IgG-based

Proprietary Biochemistry

CAR.NK CAR-T

PD

Immuno-Oncology

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Pipeline

Code Target Preclinical Phase I Phase II Phase III

STI-001 EGFR

STI-002 TNF-á

mAbs STI-003 CD25

STI-004 IgE

STI-1014 PD-L1

STI-1110 PD1

CAR-T CEA

CAR-T PSMA

CAR-T CAR-T GD3

CAR-T IL13R

CAR-T c-KIT

CAR.TNK CAR.TNK PD-L1

CAR.TNK ROR1

Resiniferatoxin RTX TRPV1

** Partnered with NantKwest * Completed Phase III in China

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Concortis
Immuno
Oncology
BiSpecific
Abs
ADCs
CAR.TNK
CAR-pNK
CAR-T
Antibody Therapeutics
Cellular
Therapies
Sorrento
Therapeutics
Antibody Therapeutics
Intracellular
mAbs
LA Cell
TNK Therapeutics
BioSimilar / BioBetter
mAbs
Sorrento Biologics

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Sorrento Biologics

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Significant Near-Term Commercial Opportunities

Worldwide market for biosimilar products with

Originators’ global sales of $100 B+ in 2014 Four leading biosimilar / biobetter products have completed Phase 3 trials (in China) Targeting $12 B+ market Significant opportunities for combination therapies

2014 Global Sales

Product Generic Target Brand

(US$)

STI-001 Cetuximab EGFR Erbitux $1.9B

STI-002 Infliximab TNFá Remicade $9B

STI-003 Basiliximab CD25 Simulect $114M

STI-004 Omalizumab IgE Xolair $1.1B

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-001 Biosimilar/Biobetter mAb to Cetuximab

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

Cetuximab: STI-001 vs Erbitux

STI-001

PBS buffer Modified

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-001: Comparable to Erbitux in vitro and in vivo

STI-001 demonstrates in vivo efficacy in animal tumor models

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-001: Demonstrated Clinical Efficacy

STI-001 Erbitux

Erbitux Ph3 STI-001 trial Ph2/3 trial

Cetuximab + STI-001 + irinotecan irinotecan (n=218), (n=337)

Overall 22.9 32.9 response [17.5-29.1) [27.9-38.2]

Time (days) rate

Disease 55.5 80.1 Time to progression (TTP) Progression Free Survival (PFS) control rate [48.6-62.2] [75.5-84.2]

Overall 8.6 14.1 survival (months)

Time to 4.1 5.6 disease progression (months)

Time (days)

Overall Survival (OS) Overall Survival (OS)

N Engl J Med 2004;351:337-45

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-001: Favorable Carbohydrate Structure With Fewer Side Effects

•	MAbs. 2013 Sep-Oct;5(5):699-710
•	N Engl J Med. 2008 Mar 13;358(11):1109-17
•	MAbs. 2011;3:505–12

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-001: Improved Safety Compared to Erbitux

Erbitux STI-001

AE’s Cetuximab Cetuximab STI-001+ Irinotecan

Grades 3 & + irinotecan monotherapy irinotecan monotherapy

4	(n=218) (n=111) (n=337) (n=164)

Any 138 (65.1) 50 (43.5) 180 (54.2) 57 (38.9)

Anemia 10 (4.7) 3 (2.6) 3 (0.9) 3 (1.8)

Neutropenia 20 (9.4) 0 53 (15.7) 14 (8.5)

Thrombocy- 1 (0.5) 1 (0.9) 0 0

topenia

Diarrhea 45 (21.2) 2 (1.7) 35 (10.4) 12 (7.3)

Asthenia 29 (13.7) 12 (10.4) 19 (5.6) 6 (3.7)

Acne-like 20 (9.4) 6 (5.2) 0 0

rash

Nausea and 15 (7.1) 5 (4.3) 16 (4.7) 16 (9.8)

vomiting

Abdominal 7 (3.3) 6 (5.2) 3 (0.9) 0

pain

Stomatitis 5 (2.4) 1 (0.9) 1 (0.3) 0

Dyspnea 3 (1.4) 15 (13.0) N/A N/A

Fever 5 (2.4) 0 5 (1.5) 1 (0.9)

In

25.00% Immunogenicity/Hypersensitivity

20.00%

15.00%

10.00%

5.00%

0.00%

STI-001 Erbitux Erbitux Erbitux

study1 study 2 study 3

STI-001 data from phase 2/3 study Erbitux study 1 data from product insert Erbitux studies 2 and 3 data from N Engl J Med, 358 (2008), 1109-17

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-002 BioSimilar / BioBetter mAb to Infliximab

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

Infliximab: STI-002 vs Remicade

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-002: Comparable Structure and Function to Remicade

6000

3

Remicade

4000 Red: STI-002 STI-002

)

Green: Remicade m 2

n

2000 450

(

Mol. Ellip. 0 OD 1

-2000 0

-14 -13 -12 -11 -10 -9 -8

logM

-4000

195 220 240 260 STI-002 Remicade

Wavelength [nm]

EC50 4.025e-011 3.316e-011

T N F a n e u t r a liz a t io n

5	0 0 0 0

R e m ic a d e

4	0 0 0 0 S T I—0 0 2

Ig G c o n tro l

3	0 0 0 0

U

L

R 2 0 0 0 0

1	0 0 0 0

0

1	0 -6 1 0 -3 1 0 0 1 0 3 1 0 6

Ig G c o n c e n tr a t io n ( n g /m l)

Remicade STI-002

EC50 0.0431 0.197

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-002 Demonstrated Clinical Efficacy in RA Patients

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-002 Showed Reduced Immunogenic Reactions

Phase I (Healthy volunteers and RA patients)

Single dose (vd) Multi-dose (vd

(Healthy volunteers) 0,2,6,10,14w)(RA

patients)

Dosage 1 3 mg/kg 10 3 mg/kg

mg/kg mg/kg

ADA 2/9 0/9 0/9 1/10

001 incidence

-

STI Phase III (RA patients)

Multi-dose (vd 0,2,6,10,14w)(combined with MTX)

Dosage 3 mg/kg

ADA incidence 8/339

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

Basiliximab: STI-003 vs Simulect

STI-003

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

STI-004 Biosimilar mAb to Omalizumab

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

Omalizumab: STI-004 vs Xolair

STI-004

High sucrose Modified

(C) 2015 Sorrento Therapeutics, Inc. All Rights Reserved.

LA Cell, Inc.

Cell-internalizing Antibody Technology for Drugging of Undruggable Targets

© 2015 LA Cell, Inc. All Rights Reserved.

Cell-internalizing Antibodies Penetrate into Live Cells and Recognize Their Targets

1. Modified anti-MYC tag antibody stains live CHO cells transfected with MYC- and FLAG-tagged tubulin

2. Cells were fixed and then stained with unmodified anti-FLAG tag antibody

3. Yellow signal (overlay of green & red fluorescent signals) shows colocalization of both antibodies to tubulin

© 2015 LA Cell, Inc. All Rights Reserved.

Anti-tumor Effect of Modified anti-KRAS G12D mAbs in PANC-1 Tumors



500
400
300
200
100
0
Tumor growth (mm³)
4
6
8
10
12
22
32
Time (day)
Vehicle
modified control mAb
modified anti-KRAS G12D mAbs

- KRAS mutations, especially KRAS G12D, common in pancreatic and lung cancers
- No drugs yet that directly inhibit KRAS oncogenic activities
- Modified KRAS G12D antibodies effectively inhibit KRAS oncogenic activity in vivo, leading to potent antitumor effects.

Human PANC-1 pancreatic cancer cells were engrafted in athymic nude mice. Once tumors reached 5 mm in diameter, they were treated locally with 10 μg/mouse every other day as indicated. Tumor volumes were measured to determine the growth rate. SD shown; T-test: ***, P<0.001.

© 2015 LA Cell, Inc. All Rights Reserved.

Targeting FoxP3 by the Cell-internalizing Antibody Reduces Tumor-associated Tregs and Tumor Growth



3000
2500
2000
1500
1000
500
0
Ctrl
isotype
αFoxp3
Tumor Volume (mm3)
8
12
14
17
19
Days post tumor inoculation
Ctrl
isotype
αFoxp3
6.17%
6.24%
3.69%
Foxp3
14.4%
12.4%
7.50%
CTLA4
CD4

- Regulatory T cells (Tregs) suppress anti-tumor immune responses
- Foxp3 is essential for Tregs maintenance
- However, Foxp3 is deemed undruggable
- Modified Foxp3 antibodies inhibit Foxp3, reducing tumor Tregs and tumor growth

0.2 x10[6] B16 tumor cells were injected s.c., and modified control mAbs, or Foxp3 antibodies (10 µg/mouse) were administered on days 2, 5, 7, 9, and 11. The study concluded on day 20 and tumor lymphocytes were isolated and stained for intracellular levels of FoxP3 and CTLA-4.

© 2015 LA Cell, Inc. All Rights Reserved.

Anti-tumor Efficacy of Modified Antibodies Targeting HPV16/18 E6 Oncoprotein in Cervical Cancer



systemic
Tumor Volume [mm³]
750
600
450
300
150
0
6
8
10
12
14
16
days
none, n = 4
IgG, n = 4
αE6, n = 4

- Human papillomavirus (HPV) E6 and E7 proteins represent promising targets for therapy of cervical cancer and head-and-neck cancer
- Currently no effective antiviral agent available for anti-cancer therapy available
- Modified antibody against HPV16/18 E6 effectively inhibits E6 function in cervical cancer model, leading to the inhibition of tumor growth

Human CaSki cancer cells were engrafted in athymic nude mice and treated systemically every other day with vehicle, modified IgG control or anti-E6 antibodies as indicated.

© 2015 LA Cell, Inc. All Rights Reserved.

The Cell-Penetrating Antibody Delivery Platform

Conjugation of antibodies with specifically-modified short oligonucleotides enables efficient cellular internalization, intracellular target recognition and inhibition

Various conjugation chemistries, including both covalent and non-covalent attachment

Broad range of indications, e.g. oncology, infectious diseases, and inflammation

Use with other modalities (proteins, peptides, nucleic acids)

© 2015 LA Cell, Inc. All Rights Reserved.

Harnessing

T Cell Adaptive and Innate NK Immunity

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

G-MAB

Library

CAR-T and CAR.NK

Granzyme

Perforin

CAR-T or CAR.NK

Clinical stage programs for solid tumors

Chimeric Antigen Receptor (CAR)-based Immunotherapies harnessing: • T-cell immunity with CAR-T therapy (autologous)

• Natural Killer cell immunity with CAR.NK therapy (ofi-the-shelf)

Multi-pronged strategy to increase safety and eficacy

Precision Medicine approach:

Treating cancer patients with matched CAR-based immunotherapies

Local delivery:

Increasing tumor killing and reducing systemic toxicity

Combination treatment:

Overcoming tumor-induced immunosuppression

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Therapeutic Platform

CAR-T Technology Programs Acquisition G-MAB CAR.NK

NK

CAR-T

Fully human antibody library

© 2015, TNK Therapeutics, Inc. ALL RIGHTS RESERVED.

Autologous CAR-T Manufacturing

Leukapheresis PBMC collection T-cell activation

(Peripheral Blood Mononuclear Cells) (CD3 antibody + cytokines)

CAR-T Infusion

CAR-T

CAR-T Cell Expansion Viral Transduction Drug Product

© 2015, TNK Therapeutics, Inc. ALL RIGHTS RESERVED.

CEA CAR-T in Metastatic Liver Cancer Patients

100% #4

#8

80%

#6

60%

#7

Survival 40% #1

20% #5

0%

0 20 40 60 80 100 120

Weeks

ACTIVITY IN HEAVILY PRE-TREATED GROUP

P#5 alive >130 weeks

Average of 2.5 lines prior chemotherapy Average size of largest tumor = 8.4 cm 4 patients with > 10 liver tumors

Source: Katz et al. (Clin Cancer Resfi 2015 July 15)

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

IL13 CAR-T: Inhibition of Tumor Growth of Xenograft Glioma

100%

80%

Tumor +

60% IL13 CAR-T cells(n=11)

40%

Survival Tumor +

20% Tumor only Untransduced T Cells (n=10)

(n=4)

0%

0 20 40 60 80 100 120

Days

Source: Kong et al. Clin Cancer Res.fi18(21):5949-60, 2012

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

CAR.TNK cGMP Manufacturing Process

Ofi-the-shelf

Drug Product

BioReactor

Electroporation cell expansion

or NK92 CAR.TNK

Viral Transduction

CAR.TNK CAR.TNK cGMP CAR.TNK

Manufacturing

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

HER2.TNK in Glioma Model

Survival 100

(%) p<0.01

80	272 Days
60
40
20	Medium NK92 CAR.TNK

Days 80 120 160 200 240 280

Source: Schönfeld et al., Mol Ther. 23(2):330-8, 2015

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Diagnostic Platform

CTC

(Circulating Tumor Cells)

CTC Panel for Cancer Patients

PD-L1

CEA

GD3

ROR1

Exclusive License for CD123 cell-based therapies

G-MAB

Fully human antibody library

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Precision Medicine

Diagnostic

Patients

Profiling

Hospital

CAR Selection

CARs

Treatment

& Maintenance

CAR-T / CAR.NK

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Concortis
Immuno
Oncology
BiSpecific
Abs
ADCs
CAR.TNK
Antibody Therapeutics
Cellular
Therapies
Sorrento
Therapeutics
Intracellular
mAbs
LA Cell
CAR-pNK
CAR-T
Antibody Therapeutics
TNK Therapeutics
BioSimilar / BioBetter
mAbs
Sorrento Biologics

Therapeutics

Contact

Henry Ji, PhD—President and CEO

hji@sorrentotherapeutics.com (858) 668-6923

52